EXHIBIT 99.2

American Express Company						(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18	YOY % change	YTD'19	YTD'18	YOY % change
Non-interest revenues
Discount revenue	$6,566	$6,577	$6,195	$6,457	$6,181	6	$19,338	$18,264	6
Net card fees	1,033	988	944	897	870	19	2,965	2,544	17
Other fees and commissions	825	837	803	788	798	3	2,465	2,365	4
Other	362	362	363	300	334	8	1,087	1,060	3
Total non-interest revenues	8,786	8,764	8,305	8,442	8,183	7	25,855	24,233	7
Interest income
Interest on loans	2,885	2,764	2,725	2,674	2,554	13	8,374	7,267	15
Interest and dividends on investment securities	53	52	33	35	35	51	138	83	66
Deposits with banks and other	142	149	196	157	149	(5)	487	390	25
Total interest income	3,080	2,965	2,954	2,866	2,738	12	8,999	7,740	16
Interest expense
Deposits	401	406	399	377	340	18	1,206	910	33
Long-term debt and other	476	485	496	457	437	9	1,457	1,199	22
Total interest expense	877	891	895	834	777	13	2,663	2,109	26
Net interest income	2,203	2,074	2,059	2,032	1,961	12	6,336	5,631	13
Total revenues net of interest expense	10,989	10,838	10,364	10,474	10,144	8	32,191	29,864	8
Provisions for losses
Charge card	238	224	253	236	214	11	715	701	2
Card Member loans	604	603	525	679	560	8	1,732	1,587	9
Other	37	34	31	39	43	(14)	102	110	(7)
Total provisions for losses	879	861	809	954	817	8	2,549	2,398	6
Total revenues net of interest expense after provisions for losses	10,110	9,977	9,555	9,520	9,327	8	29,642	27,466	8

Expenses
Marketing and business development	1,818	1,773	1,573	1,820	1,642	11	5,164	4,650	11
Card Member rewards	2,614	2,652	2,451	2,516	2,400	9	7,717	7,180	7
Card Member services	558	563	550	495	457	22	1,671	1,282	30
Salaries and employee benefits	1,499	1,367	1,422	1,294	1,350	11	4,288	3,956	8
Professional services	491	512	494	671	489	—	1,497	1,454	3
Occupancy and equipment	544	517	508	540	489	11	1,569	1,493	5
Other, net	320	374	599	353	382	(16)	1,293	1,160	11
Total expenses	7,844	7,758	7,597	7,689	7,209	9	23,199	21,175	10
Pretax income	2,266	2,219	1,958	1,831	2,118	7	6,443	6,291	2
Income tax provision (benefit)	511	458	408	(179)	464	10	1,377	1,380	—
Net income	$1,755	$1,761	$1,550	$2,010	$1,654	6	$5,066	$4,911	3
Net income attributable to common shareholders (A)	$1,723	$1,729	$1,518	$1,975	$1,621	6	$4,970	$4,812	3
Effective tax rate	22.6%	20.6%	20.8%	(9.8)%	21.9%		21.4%	21.9%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	2.09	2.07	1.81	2.33	1.89	11	5.97	5.60	7
Average common shares outstanding	825	834	841	850	858	(4)	833	859	(3)
Diluted
Net income attributable to common shareholders	2.08	2.07	1.80	2.32	1.88	11	5.95	5.59	6
Average common shares outstanding	827	836	843	852	860	(4)	835	861	(3)
Cash dividends declared per common share	0.43	0.39	0.39	0.39	0.39	10	1.21	1.09	11

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18	YOY % change
Assets
Cash & cash equivalents	$24	$27	$33	$27	$30	(20)
Card Member receivables, less reserves	56	58	56	55	55	2
Card Member loans, less reserves	81	81	79	80	76	7
Investment securities	8	9	6	5	6	33
Other (B)	25	23	23	22	22	14
Total assets	$194	$198	$197	$189	$189	3

Liabilities and Shareholders' Equity
Customer deposits	$73	$73	$73	$70	$69	6
Short-term borrowings	3	3	2	3	2	50
Long-term debt	58	58	58	58	55	5
Other (B)	37	41	42	36	42	(12)
Total liabilities	171	175	175	167	168	2

Shareholders' Equity	23	23	22	22	21	10
Total liabilities and shareholders' equity	$194	$198	$197	$189	$189	3

Return on average equity (C)	31.5%	31.6%	31.9%	33.5%	18.1%
Return on average common equity (C)	33.2%	33.4%	33.7%	35.6%	19.0%
Book value per common share (dollars)	$26.12	$25.84	$24.65	$24.45	$23.27	12

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Consolidated Capital

	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18
Shares Outstanding (in millions)
Beginning of period	832	837	847	854	861
Repurchase of common shares	(11)	(6)	(12)	(8)	(7)
Net impact of employee benefit plans and others	—	1	2	1.0	—
End of period	821	832	837	847	854

Risk-Based Capital Ratios - Basel III ($ in billions) (D)
Common Equity Tier 1/Risk Weighted Assets (RWA)	11.0%	11.0%	10.8%	11.0%	10.8%
Tier 1	12.0%	12.0%	11.8%	12.0%	11.8%
Total	13.6%	13.6%	13.4%	13.6%	13.4%

Common Equity Tier 1	$18.0	$18.2	$17.4	$17.5	$16.6
Tier 1 Capital	$19.6	$19.8	$19.0	$19.1	$18.2
Tier 2 Capital	$2.6	$2.7	$2.6	$2.6	$2.5
Total Capital	$22.2	$22.5	$21.6	$21.7	$20.7
RWA	$163.4	$165.3	$161.3	$158.8	$154.7
Tier 1 Leverage	10.3%	10.5%	10.0%	10.4%	10.1%
Supplementary Leverage Ratio (SLR) (E)	8.8%	9.0%	8.6%	8.9%	8.6%
Average Total Assets to calculate the Tier 1 Leverage Ratio (F)	$190.4	$189.2	$189.4	$183.2	$179.8
Total Leverage Exposure to calculate SLR	$221.8	$220.7	$221.4	$214.4	$210.7

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18	YOY % change	YTD'19	YTD'18	YOY % change
Billed business (G)
U.S.	$206.2	$209.2	$195.5	$205.1	$194.6	6	$610.9	$572.5	7
Outside the U.S.	102.0	102.5	100.2	103.9	100.1	2	304.7	302.5	1
Total	$308.2	$311.7	$295.7	$309.0	$294.7	5	$915.6	$875.0	5
Proprietary	$266.2	$269.4	$253.3	$264.4	$250.2	6	$788.9	$738.2	7
Global Network Services (GNS)	42.0	42.3	42.4	44.6	44.5	(6)	126.7	136.8	(7)
Total	$308.2	$311.7	$295.7	$309.0	$294.7	5	$915.6	$875.0	5
Cards-in-force (millions) (H)
U.S.	54.3	54.0	54.1	53.7	53.0	2	54.3	53.0	2
Outside the U.S.	60.2	60.2	59.8	60.3	62.1	(3)	60.2	62.1	(3)
Total	114.5	114.2	113.9	114.0	115.1	(1)	114.5	115.1	(1)
Proprietary	69.9	69.7	69.7	69.1	68.5	2	69.9	68.5	2
GNS	44.6	44.5	44.2	44.9	46.6	(4)	44.6	46.6	(4)
Total	114.5	114.2	113.9	114.0	115.1	(1)	114.5	115.1	(1)
Basic cards-in-force (millions) (H)
U.S.	42.7	42.5	42.5	42.3	41.7	2	42.7	41.7	2
Outside the U.S.	50.3	50.3	49.9	50.3	51.8	(3)	50.3	51.8	(3)
Total	93.0	92.8	92.4	92.6	93.5	(1)	93.0	93.5	(1)
Average proprietary basic Card Member spending (dollars)
U.S.	$5,366	$5,445	$5,082	$5,369	$5,169	4	$15,889	$15,462	3
Outside the U.S.	$4,027	$4,059	$3,927	$4,103	$3,864	4	$12,023	$11,647	3
Average	$4,964	$5,030	$4,741	$4,997	$4,784	4	$14,737	$14,336	3
Card Member loans
U.S.	$73.2	$72.6	$70.8	$72.0	$68.1	7	$73.2	$68.1	7
Outside the U.S.	10.5	10.6	10.2	9.9	9.5	11	10.5	9.5	11
Total	$83.7	$83.2	$81.0	$81.9	$77.6	8	$83.7	$77.6	8

Average discount rate (I)	2.39%	2.37%	2.37%	2.36%	2.38%		2.38%	2.37%
Average fee per card (dollars) (J)	$59	$57	$54	$52	$51	16	$57	$51	12

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18	YOY % change	YTD'19	YTD'18	YOY % change
Worldwide Card Member loans
Total loans	$83.7	$83.2	$81.0	$81.9	$77.6	8	$83.7	$77.6	8
Loss reserves (millions)
Beginning balance	$2,168	$2,121	$2,134	$1,937	$1,840	18	$2,134	$1,706	25
Provisions - principal, interest and fees	604	603	525	679	560	8	1,732	1,587	9
Net write-offs - principal less recoveries	(447)	(463)	(457)	(399)	(393)	14	(1,367)	(1,140)	20
Net write-offs - interest and fees less recoveries	(91)	(94)	(92)	(79)	(77)	18	(277)	(225)	23
Other (K)	(2)	1	11	(4)	7	#	10	9	11
Ending balance	$2,232	$2,168	$2,121	$2,134	$1,937	15	$2,232	$1,937	15
Ending reserves - principal	$2,112	$2,043	$1,999	$2,028	$1,834	15	$2,112	$1,834	15
Ending reserves - interest and fees	$120	$125	$122	$106	$103	17	$120	$103	17
% of loans	2.7%	2.6%	2.6%	2.6%	2.5%		2.7%	2.5%
% of past due	176%	186%	178%	182%	185%		176%	185%
Average loans	$83.3	$81.9	$80.6	$79.4	$76.4	9	$81.9	$74.5	10
Net write-off rate (principal only) (L)	2.1%	2.3%	2.3%	2.0%	2.1%		2.2%	2.0%
Net write-off rate (principal, interest and fees) (L)	2.6%	2.7%	2.7%	2.4%	2.5%		2.7%	2.4%
30+ days past due as a % of total	1.5%	1.4%	1.5%	1.4%	1.3%		1.5%	1.3%

Net interest income divided by average Card Member loans (M)	10.6%	10.1%	10.2%	10.2%	10.3%		10.3%	10.1%
Net interest yield on average Card Member loans (M)	11.1%	10.8%	10.9%	10.7%	10.8%		11.0%	10.7%

Worldwide Card Member receivables
Total receivables	$56.6	$58.7	$56.8	$55.9	$55.5	2	$56.6	$55.5	2
Loss reserves (millions)
Beginning balance	$616	$608	$573	$544	$558	10	$573	$521	10
Provisions - principal and fees	238	224	253	236	214	11	715	701	2
Net write-offs - principal and fees less recoveries	(231)	(210)	(216)	(198)	(226)	2	(657)	(661)	(1)
Other (K)	(8)	(6)	(2)	(9)	(2)	#	(16)	(17)	(6)
Ending balance	$615	$616	$608	$573	$544	13	$615	$544	13
% of receivables	1.1%	1.0%	1.1%	1.0%	1.0%		1.1%	1.0%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal only) (L)	1.8%	1.7%	1.8%	1.4%	1.7%		1.8%	1.7%
Net write-off rate, excluding GCP (principal and fees) (L)	2.0%	1.9%	2.0%	1.6%	1.9%		1.9%	1.9%
30+ days past due as a % of total, excluding GCP	1.5%	1.4%	1.5%	1.4%	1.3%		1.5%	1.3%
GCP Net loss ratio (as a % of charge volume) (N)	0.09%	0.07%	0.08%	0.11%	0.12%		0.08%	0.11%
GCP 90+ days past billing as a % of total (N)	0.7%	0.7%	0.6%	0.7%	0.8%		0.7%	0.8%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	Global Consumer Services Group (GCSG)	Global Commercial Services (GCS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q3'19
Non-interest revenues	$4,048	$3,155	$1,563	$20	$8,786
Interest income	2,402	485	6	187	3,080
Interest expense	457	255	(94)	259	877
Total revenues net of interest expense	5,993	3,385	1,663	(52)	10,989
Total provisions for losses	653	222	4	—	879
Total revenues net of interest expense after provisions for losses	5,340	3,163	1,659	(52)	10,110
Marketing, business development, rewards, Card Member services	3,038	1,564	367	21	4,990
Salaries and employee benefits and other operating expenses	1,214	806	488	346	2,854
Pretax income (loss)	1,088	793	804	(419)	2,266
Income tax provision (benefit)	231	164	204	(88)	511
Net income (loss)	857	629	600	(331)	1,755
Q3'18
Non-interest revenues	$3,680	$2,980	$1,494	$29	$8,183
Interest income	2,140	416	6	176	2,738
Interest expense	404	218	(78)	233	777
Total revenues net of interest expense	5,416	3,178	1,578	(28)	10,144
Total provisions for losses	609	201	5	2	817
Total revenues net of interest expense after provisions for losses	4,807	2,977	1,573	(30)	9,327
Marketing, business development, rewards, Card Member services	2,711	1,469	296	23	4,499
Salaries and employee benefits and other operating expenses	1,118	734	511	347	2,710
Pretax income (loss)	978	774	766	(400)	2,118
Income tax provision (benefit)	199	168	186	(89)	464
Net income (loss)	779	606	580	(311)	1,654
YOY % change
Non-interest revenues	10	6	5	(31)	7
Interest income	12	17	—	6	12
Interest expense	13	17	21	11	13
Total revenues net of interest expense	11	7	5	86	8
Total provisions for losses	7	10	(20)	#	8
Total revenues net of interest expense after provisions for losses	11	6	5	73	8
Marketing, business development, rewards, Card Member services	12	6	24	(9)	11
Salaries and employee benefits and other operating expenses	9	10	(5)	—	5
Pretax income (loss)	11	2	5	5	7
Income tax provision (benefit)	16	(2)	10	(1)	10
Net income (loss)	10	4	3	6	6

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Billed Business Growth Trend

	YOY % change
	Reported					FX-Adjusted (O)					Reported	FX-Adjusted (O)
	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18	YTD'19	YTD'19
Worldwide
Proprietary consumer	9%	8%	7%	10%	11%	10%	10%	9%	11%	12%	8%	10%
Proprietary commercial	5	6	7	9	11	5	7	8	10	12	6	7
Proprietary	6	7	7	9	11	7	8	9	10	12	7	8
GNS	(6)	(7)	(10)	(9)	(5)	(2)	(2)	(4)	(4)	(1)	(7)	(3)
Total	5	5	4	6	8	6	7	7	8	10	5	7
Airline-related volume (7% of Q3'19 Worldwide Total)	—	2	1	5	7	2	4	5	8	9	1	4

U.S.
Proprietary consumer	8	8	7	9	10	n/a	n/a	n/a	n/a	n/a	8	n/a
Proprietary commercial	4	6	7	9	10	n/a	n/a	n/a	n/a	n/a	6	n/a
Proprietary	6	7	7	8	10	n/a	n/a	n/a	n/a	n/a	6	n/a
Total	6	7	7	9	10	n/a	n/a	n/a	n/a	n/a	7	n/a
T&E-related volume (26% of Q3'19 U.S. Total)	7	6	5	8	9	n/a	n/a	n/a	n/a	n/a	6	n/a
Non-T&E-related volume (74% of Q3'19 U.S. Total)	6	7	7	8	10	n/a	n/a	n/a	n/a	n/a	7	n/a
Airline-related volume (7% of Q3'19 U.S. Total)	3	5	5	9	11	n/a	n/a	n/a	n/a	n/a	5	n/a

Outside the U.S.
Proprietary consumer	10	10	8	11	14	14	15	16	17	18	9	15
Proprietary commercial	7	8	5	10	13	12	12	13	16	18	7	12
Proprietary	9	9	7	11	14	13	14	15	17	18	8	14
Total	2	1	(1)	1	5	6	6	6	7	8	1	6
Japan, Asia Pacific & Australia billed business	2	1	(2)	1	5	4	5	4	5	8	—	5
Latin America & Canada billed business	5	6	1	1	1	11	12	11	11	12	4	11
Europe, Middle East & Africa billed business	1	—	(2)	2	6	6	5	7	8	8	—	6

See Appendix IV for footnote references.

Global Consumer Services Group	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18	YOY % change	YTD'19	YTD'18	YOY % change
Non-interest revenues	$4,048	$4,001	$3,741	$3,826	$3,680	10	$11,790	$10,849	9
Interest income	2,402	2,297	2,272	2,240	2,140	12	6,971	6,083	15
Interest expense	457	464	459	441	404	13	1,380	1,101	25
Net interest income	1,945	1,833	1,813	1,799	1,736	12	5,591	4,982	12
Total revenues net of interest expense	5,993	5,834	5,554	5,625	5,416	11	17,381	15,831	10
Total provisions for losses	653	650	552	726	609	7	1,855	1,704	9
Total revenues net of interest expense after provisions for losses	5,340	5,184	5,002	4,899	4,807	11	15,526	14,127	10
Expenses
Marketing, business development, rewards, Card Member services	3,038	3,062	2,785	2,922	2,711	12	8,885	7,852	13
Salaries and employee benefits and other operating expenses	1,214	1,206	1,177	1,250	1,118	9	3,597	3,288	9
Total expenses	4,252	4,268	3,962	4,172	3,829	11	12,482	11,140	12
Pretax segment income	1,088	916	1,040	727	978	11	3,044	2,987	2
Income tax provision	231	178	219	25	199	16	628	612	3
Segment income	$857	$738	$821	$702	$779	10	$2,416	$2,375	2
Effective tax rate	21.2%	19.4%	21.1%	3.4%	20.3%		20.6%	20.5%

(Billions, except percentages and where indicated)
Proprietary billed business (G)
U.S.	$99.9	$100.9	$92.1	$99.1	$92.4	8	$292.9	$272.0	8
Outside the U.S.	$38.3	$38.0	$35.9	$37.5	$34.9	10	$112.2	$102.8	9
Total	$138.2	$138.9	$128.0	$136.6	$127.3	9	$405.1	$374.8	8
Proprietary cards-in-force (millions) (H)
U.S.	37.7	37.6	38.0	37.7	37.4	1	37.7	37.4	1
Outside the U.S.	17.4	17.4	17.1	16.8	16.7	4	17.4	16.7	4
Total	55.1	55.0	55.1	54.5	54.1	2	55.1	54.1	2
Proprietary basic cards-in-force (millions) (H)
U.S.	26.8	26.8	27.1	27.0	26.7	—	26.8	26.7	—
Outside the U.S.	12.0	12.0	11.9	11.6	11.6	3	12.0	11.6	3
Total	38.8	38.8	39.0	38.6	38.3	1	38.8	38.3	1
Average proprietary basic Card Member spending (dollars)
U.S	$3,719	$3,743	$3,402	$3,693	$3,491	7	$10,861	$10,460	4
Outside the U.S.	$3,189	$3,173	$3,052	$3,240	$3,038	5	$9,425	$9,101	4
Average	$3,555	$3,567	$3,296	$3,556	$3,354	6	$10,421	$10,048	4

Segment assets (P)	$99.4	$102.1	$98.5	$102.4	$100.0	(1)	$99.4	$100.0	(1)

Card Member loans
Total loans
U.S.	$59.7	$59.5	$58.0	$59.9	$56.2	6	$59.7	$56.2	6
Outside the U.S.	$10.1	$10.2	$9.9	$9.6	$9.2	10	$10.1	$9.2	10
Total	$69.8	$69.7	$67.9	$69.5	$65.4	7	$69.8	$65.4	7

Average loans
U.S.	$59.7	$58.8	$58.3	$57.8	$55.5	8	$59.0	$54.1	9
Outside the U.S.	$10.0	$9.9	$9.7	$9.3	$8.9	12	$9.8	$8.8	11
Total	$69.7	$68.7	$68.0	$67.1	$64.4	8	$68.8	$62.9	9

Lending Credit Metrics
U.S.
Net write-off rate (principal only) (L)	2.2%	2.3%	2.4%	2.1%	2.1%		2.3%	2.1%
Net write-off rate (principal, interest and fees) (L)	2.6%	2.8%	2.8%	2.5%	2.5%		2.8%	2.5%
30+ days past due as a % of total	1.5%	1.4%	1.5%	1.4%	1.4%		1.5%	1.4%
Outside the U.S.
Net write-off rate (principal only) (L)	2.4%	2.4%	2.2%	2.0%	2.2%		2.4%	2.1%
Net write-off rate (principal, interest and fees) (L)	3.0%	3.0%	2.8%	2.5%	2.7%		2.9%	2.6%
30+ days past due as a % of total	1.7%	1.7%	1.7%	1.6%	1.5%		1.7%	1.5%
Total
Net write-off rate (principal only) (L)	2.2%	2.4%	2.3%	2.1%	2.1%		2.3%	2.1%
Net write-off rate (principal, interest and fees) (L)	2.7%	2.8%	2.8%	2.5%	2.5%		2.8%	2.5%
30+ days past due as a % of total	1.6%	1.4%	1.5%	1.5%	1.4%		1.6%	1.4%

Net interest income divided by average Card Member loans (M)	11.2%	10.7%	10.7%	10.7%	10.8%		10.8%	10.6%
Net interest yield on average Card Member loans (M)
U.S.	11.2%	10.8%	11.0%	10.8%	10.9%		11.0%	10.7%
Outside the U.S.	11.2%	10.9%	11.1%	10.5%	10.6%		11.1%	10.7%
Total	11.2%	10.9%	11.0%	10.8%	10.8%		11.0%	10.7%

Card Member receivables
U.S.	$12.9	$13.1	$12.7	$13.7	$11.9	8	$12.9	$11.9	8
Outside the U.S.	$7.8	$8.1	$7.2	$7.8	$7.0	11	$7.8	$7.0	11
Total receivables	$20.7	$21.2	$19.9	$21.5	$18.9	10	$20.7	$18.9	10

Charge Credit Metrics
U.S.
Net write-off rate (principal only) (L)	1.3%	1.3%	1.4%	1.2%	1.3%		1.3%	1.4%
Net write-off rate (principal and fees) (L)	1.4%	1.4%	1.6%	1.4%	1.5%		1.5%	1.5%
30+ days past due as a % of total	1.3%	1.2%	1.2%	1.1%	1.2%		1.3%	1.2%
Outside the U.S.
Net write-off rate (principal only) (L)	2.4%	2.2%	2.2%	2.0%	2.3%		2.3%	2.2%
Net write-off rate (principal and fees) (L)	2.6%	2.3%	2.4%	2.1%	2.5%		2.4%	2.3%
30+ days past due as a % of total	1.4%	1.4%	1.5%	1.3%	1.4%		1.4%	1.4%
Total
Net write-off rate (principal only) (L)	1.7%	1.6%	1.7%	1.5%	1.7%		1.7%	1.7%
Net write-off rate (principal and fees) (L)	1.9%	1.8%	1.9%	1.6%	1.9%		1.8%	1.8%
30+ days past due as a % of total	1.4%	1.3%	1.3%	1.2%	1.2%		1.4%	1.2%

See Appendix IV for footnote references.

Global Commercial Services								(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18	YOY % change	YTD'19	YTD'18	YOY % change
Non-interest revenues	$3,155	$3,167	$3,020	$3,087	$2,980	6	$9,342	$8,795	6
Interest income	485	468	454	435	416	17	1,407	1,186	19
Interest expense	255	257	241	234	218	17	753	593	27
Net interest income	230	211	213	201	198	16	654	593	10
Total revenues net of interest expense	3,385	3,378	3,233	3,288	3,178	7	9,996	9,388	6
Total provisions for losses	222	206	254	223	201	10	682	676	1
Total revenues net of interest expense after provisions for losses	3,163	3,172	2,979	3,065	2,977	6	9,314	8,712	7
Expenses
Marketing, business development, rewards, Card Member services	1,564	1,565	1,470	1,528	1,469	6	4,599	4,325	6
Salaries and employee benefits and other operating expenses	806	801	766	839	734	10	2,373	2,190	8
Total expenses	2,370	2,366	2,236	2,367	2,203	8	6,972	6,515	7
Pretax segment income	793	806	743	698	774	2	2,342	2,197	7
Income tax provision	164	162	157	74	168	(2)	483	481	—
Segment income	629	644	586	624	606	4	1,859	1,716	8
Effective tax rate	20.7%	20.1%	21.1%	10.6%	21.7%		20.6%	21.9%

(Billions, except percentages and where indicated)
Proprietary billed business (G)	$127.3	$129.6	$123.4	$126.9	$121.6	5	$380.3	$359.3	6
Proprietary cards-in-force (millions) (H)	14.8	14.7	14.6	14.5	14.4	3	14.8	14.4	3
Average Card Member spending (dollars)	$8,627	$8,866	$8,463	$8,757	$8,469	2	$25,947	$25,297	3

Segment assets (P)	53.7	$55.0	$54.0	$51.3	$53.4	1	$53.7	$53.4	1
Card Member loans	$13.9	$13.5	$13.1	$12.4	$12.2	14	$13.9	$12.2	14
Card Member receivables	$35.9	$37.5	$36.9	$34.4	$36.6	(2)	$35.9	$36.6	(2)

Card Member loans
Total loans - Global Small Business Services (GSBS)	$13.8	$13.4	$13.0	$12.4	$12.2	13	$13.8	$12.2	13
30+ days past due as a % of total - GSBS	1.3%	1.3%	1.3%	1.3%	1.1%		1.3%	1.1%
Average loans - GSBS	$13.6	$13.2	$12.6	$12.3	$11.9	14	$13.1	$11.5	14
Net write-off rate (principal only) - GSBS (L)	1.8%	1.8%	1.8%	1.6%	1.7%		1.8%	1.7%
Net write-off rate (principal, interest and fees) - GSBS (L)	2.1%	2.1%	2.1%	1.9%	2.0%		2.1%	2.0%

Net interest income divided by average Card Member loans (M)	6.8%	6.4%	6.8%	6.5%	6.6%		6.7%	6.8%
Net interest yield on average Card Member loans (M)	10.5%	10.4%	10.8%	10.5%	10.5%		10.6%	10.6%

Card Member receivables
Total receivables - GCP (N)	$18.5	$19.7	$19.6	$17.7	$19.7	(6)	$18.5	$19.7	(6)
90+ days past billing as a % of total - GCP (N)	0.7%	0.7%	0.6%	0.7%	0.8%		0.7%	0.8%
Net loss ratio (as a % of charge volume) - GCP (N)	0.1%	0.1%	0.1%	0.1%	0.1%		0.1%	0.1%
Total receivables - GSBS	$17.4	$17.8	$17.3	$16.7	$16.9	3	$17.4	$16.9	3
30+ days past due as a % of total - GSBS	1.7%	1.6%	1.6%	1.6%	1.4%		1.7%	1.4%
Net write-off rate (principal only) - GSBS (L)	1.9%	1.8%	1.9%	1.4%	1.8%		1.9%	1.8%
Net write-off rate (principal and fees) - GSBS (L)	2.1%	2.0%	2.1%	1.6%	2.0%		2.1%	2.1%

See Appendix IV for footnote references.

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18	YOY % change	YTD'19	YTD'18	YOY % change
Non-interest revenues	$1,563	$1,565	$1,525	$1,530	$1,494	5	$4,653	$4,539	3
Interest income	6	7	9	8	6	—	22	22	—
Interest expense	(94)	(101)	(93)	(89)	(78)	21	(288)	(205)	40
Net interest income	100	108	102	97	84	19	310	227	37
Total revenues net of interest expense	1,663	1,673	1,627	1,627	1,578	5	4,963	4,766	4
Total provisions for losses	4	4	4	6	5	(20)	12	16	(25)
Total revenues net of interest expense after provisions for losses	1,659	1,669	1,623	1,621	1,573	5	4,951	4,750	4
Expenses
Marketing, business development, rewards, Card Member services	367	337	305	375	296	24	1,009	875	15
Salaries and employee benefits and other operating expenses	488	486	482	620	511	(5)	1,456	1,657	(12)
Total expenses	855	823	787	995	807	6	2,465	2,532	(3)
Pretax segment income	804	846	836	626	766	5	2,486	2,218	12
Income tax provision	204	214	205	125	186	10	623	579	8
Segment income	$600	$632	$631	$501	$580	3	$1,863	$1,639	14
Effective tax rate	25.4%	25.3%	24.5%	20.0%	24.3%		25.1%	26.1%

(Billions)
Segment assets (P)	$17.2	$22.2	$22.1	$15.5	$21.1	(18)	$17.2	$21.1	(18)

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018
ROE
Net income	$7,076	$6,975	$6,837	$6,921	$3,705
Average shareholders' equity	$22,473	$22,073	$21,455	$20,650	$20,421
Return on average equity (C)	31.5%	31.6%	31.9%	33.5%	18.1%

Reconciliation of ROCE
Net income	$7,076	$6,975	$6,837	$6,921	$3,705
Preferred shares dividends and related accretion	80	79	80	80	81
Earnings allocated to participating share awards and other	51	53	52	54	40
Net income attributable to common shareholders	$6,945	$6,843	$6,705	$6,787	$3,584

Average shareholders' equity	$22,473	$22,073	$21,455	$20,650	$20,421
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$20,889	$20,489	$19,871	$19,066	$18,837
Return on average common equity (C)	33.2%	33.4%	33.7%	35.6%	19.0%

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18	YTD'19	YTD'18
Consolidated
Net interest income	$2,203	$2,074	$2,059	$2,032	$1,961	$6,336	$5,631
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)	436	439	453	405	390	1,328	1,051
Interest income not attributable to the Company's Card Member loan portfolio (R)	(308)	(312)	(335)	(287)	(274)	(955)	(723)
Adjusted net interest income (S)	$2,331	$2,201	$2,177	$2,150	$2,077	$6,709	$5,959
Average Card Member loans (billions)	$83.3	$81.9	$80.6	$79.4	$76.4	$81.9	$74.5
Net interest income divided by average Card Member loans (T)	10.6%	10.1%	10.2%	10.2%	10.3%	10.3%	10.1%
Net interest yield on average Card Member loans (U)	11.1%	10.8%	10.9%	10.7%	10.8%	11.0%	10.7%

Global Consumer Services Group
U.S.
Net interest income	$1,681	$1,581	$1,565	$1,571	$1,511	$4,827	$4,324
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)	63	60	65	57	55	188	145
Interest income not attributable to the Company's Card Member loan portfolio (R)	(56)	(52)	(53)	(51)	(46)	(161)	(127)
Adjusted net interest income (S)	$1,688	$1,589	$1,577	$1,577	$1,520	$4,854	$4,342
Average Card Member loans (billions)	$59.7	$58.8	$58.3	$57.8	$55.5	$59.0	$54.1
Net interest income divided by average Card Member loans (T)	11.3%	10.8%	10.7%	10.9%	10.9%	10.9%	10.7%
Net interest yield on average Card Member loans (U)	11.2%	10.8%	11.0%	10.8%	10.9%	11.0%	10.7%

Outside the U.S.
Net interest income	$264	$252	$248	$228	$225	$764	$658
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)	22	21	19	18	18	62	52
Interest income not attributable to the Company's Card Member loan portfolio (R)	(4)	(4)	(3)	-	(3)	(11)	(8)
Adjusted net interest income (S)	$282	$269	$264	$246	$240	$815	$702
Average Card Member loans (billions)	$10.0	$9.9	$9.7	$9.3	$8.9	$9.8	$8.8
Net interest income divided by average Card Member loans (T)	10.6%	10.2%	10.2%	9.8%	10.1%	10.4%	10.0%
Net interest yield on average Card Member loans (U)	11.2%	10.9%	11.1%	10.5%	10.6%	11.1%	10.7%

Total
Net interest income	$1,945	$1,833	$1,813	$1,799	$1,736	$5,591	$4,982
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)	85	81	84	75	73	250	197
Interest income not attributable to the Company's Card Member loan portfolio (R)	(60)	(56)	(56)	(51)	(49)	(172)	(135)
Adjusted net interest income (S)	$1,970	$1,858	$1,841	$1,823	$1,760	$5,669	$5,044
Average Card Member loans (billions)	$69.7	$68.7	$68.0	$67.1	$64.4	$68.8	$62.9
Net interest income divided by average Card Member loans (T)	11.2%	10.7%	10.7%	10.7%	10.8%	10.8%	10.6%
Net interest yield on average Card Member loans (U)	11.2%	10.9%	11.0%	10.8%	10.8%	11.0%	10.7%

Global Commercial Services
Net interest income	$230	$211	$213	$201	$198	$654	$593
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)	186	187	175	170	161	548	439
Interest income not attributable to the Company's Card Member loan portfolio (R)	(55)	(55)	(52)	(44)	(42)	(162)	(117)
Adjusted net interest income (S)	$361	$343	$336	$327	$317	$1,040	$915
Average Card Member loans (billions)	$13.6	$13.2	$12.6	$12.4	$12.0	$13.1	$11.6
Net interest income divided by average Card Member loans (T)	6.8%	6.4%	6.8%	6.5%	6.6%	6.7%	6.8%
Net interest yield on average Card Member loans (U)	10.5%	10.4%	10.8%	10.5%	10.5%	10.6%	10.6%

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Appendix III
Reconciliations of Adjustments

	YTD'19	YTD'18	YOY % Change
Earnings per share adjusted for litigation-related charge
Diluted earnings per common share	$5.95	$5.59	6
Q1'19 litigation-related charge (pre-tax)	0.27	—
Tax impact of litigation-related charge	(0.06)	—
Net impact of Q1'19 litigation-related charge	0.21	—
Adjusted diluted earnings per common share	$6.16	$5.59	10

GAAP Earnings per share (EPS) Outlook	2019 EPS Range
GAAP EPS Outlook	$7.64	$8.14
Q1'19 litigation-related charge (pre-tax)	0.27	0.27
Tax impact of litigation-related charge	(0.06)	(0.06)
Net impact of Q1'19 litigation-related charge	0.21	0.21
Adjusted EPS Outlook	$7.85	$8.35

See Appendix IV for footnote references.

Appendix IV	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Represents net income, less (i) earnings allocated to participating share awards of $11million, $13 million, $11 million, $16 million and $13 million in Q3'19, Q2'19, Q1'19, Q4'18 and Q3'18, respectively; and (ii) dividends on preferred shares of $21 million, $19 million, $21 million, $19 million and $20 million in Q3'19, Q2'19, Q1'19, Q4'18 and Q3'18, respectively.
(B)	Within assets, "other" includes the following items as presented in the Company’s Consolidated Balance Sheets: Other receivables, Other loans (including merchant financing loans), Premises and equipment and Other assets; and within liabilities, "other" includes the following items: Travelers Cheques and other prepaid products, Accounts payable and Other liabilities.
(C)	Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively. Refer to Appendix I for components of return on average equity and return on average common equity.
(D)	Current ratios represent preliminary estimates as of the date of the Third Quarter 2019 Earnings Release and may be revised in the Company’s 2019 Form 10-Q for the period ended September 30, 2019.
(E)	Supplementary Leverage Ratio is calculated by dividing Tier 1 capital by total leverage exposure under Basel III. Leverage exposure, which reflects average total consolidated assets with adjustments for Tier 1 capital deductions, average off-balance sheet derivatives exposures, securities purchased under agreements to resell and credit equivalents of undrawn commitments that are both conditionally and unconditionally cancellable.
(F)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(G)	Billed business represents transaction volumes (including cash advances) on cards and other payment products issued by American Express (proprietary billed business) and cards issued under network partnership agreements with banks and other institutions, including joint ventures (GNS billed business). In-store spending activity within GNS retail cobrand portfolios, from which we earn no revenue, is not included in billed business. Billed business is reported as United States or outside the United States based on the location of the issuer.
(H)	Cards-in-force represents the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, including joint ventures (GNS cards-in-force) except for GNS retail cobrand cards that have no out of store spend activity during the prior 12 months. Basic cards-in-force excludes supplemental cards issued on consumer accounts.
(I)	Average discount rate calculation is generally designed to reflect the average pricing at all merchants accepting American Express cards and represents the percentage of proprietary and GNS billed business retained by the Company from merchants it acquires, or from merchants acquired by third parties on its behalf, net of amounts retained by such third parties.
(J)	Average fee per card is computed based on proprietary net card fees divided by average proprietary total cards-in-force.
(K)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(L)	The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, as the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.
(M)	See Appendix II for calculations of net interest yield on average Card Member loans, a non-GAAP measure, and net interest income divided by average Card Member loans, a GAAP measure, and the Company's rationale for presenting net interest yield on average Card Member loans (refer to Footnotes "T" and "U").
(N)	GCP reflects global, large and middle market corporate accounts. GCP delinquency data for periods other than 90+ days past billing is not available due to system constraints. GCP Net loss ratio represents the ratio of GCP charge card write-offs, consisting of principal (resulting from authorized transactions) and fee components, less recoveries, on Card Member receivables expressed as a percentage of gross amounts billed to corporate Card Members.
(O)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes the foreign exchange rates used to determine results for Q3'19 apply to the period(s) against which such results are being compared). The Company believes the presentation of information on an FX-adjusted basis is helpful to investors by making it easier to compare the Company's performance in one period to that of another period without the variability caused by fluctuations in currency exchange rates.
(P)	Effective Q1'19, we moved intercompany assets and liabilities, previously recorded in the operating segments, to Corporate and Other. During 2018, we made changes to the methodology used to allocate certain corporate overhead costs to the operating segments and our intercompany settlement process. Prior period amounts have been revised to conform to the current period presentation.
(Q)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(R)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.
(S)	Adjusted net interest income is a non-GAAP measure that represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. The Company believes adjusted net interest income is useful to investors because it represents the interest expense and interest income attributable to our Card Member loan portfolio and is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.
(T)	Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.
(U)	Net interest yield on average Card Member loans is a non-GAAP measure that is computed by dividing adjusted net interest income by average Card Member loans, computed on an annualized basis. Reserves and net write-offs related to uncollectible interest are recorded through provisions for losses, and thus not included in the net interest yield calculation. The Company believes that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.